MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO               SEMIANNUAL REPORT

August 15, 2000

Dear Contract Owner,

We are pleased to present you with the semiannual report for Mitchell Hutchins Series Trust--Growth Portfolio (the "Portfolio") for the six-month period ended June 30, 2000.

MARKET REVIEW
--------------------------------------------------------------------------------

[GRAPHIC]

 The first six months of 2000 produced a wild ride for the U.S. equity markets. Investors seemed to change their focus daily while technology stocks, in particular, rode a roller coaster. Early in the year, the NASDAQ Index continued its dramatic gains before a correction knocked down stock prices in general through May. Rising interest rates and high priced stock valuations contributed to the decline, but performance recovered somewhat in June. For the period, the S&P 500 declined 0.43% and the NASDAQ was down 2.54%, which includes a 13.2% dip in the second quarter. Value stocks also shared in the decline as the Russell 1000 Value Index declined 4.23% during the period. Pockets of strength, such as utilities and mid-caps, shone through the general decline.

PORTFOLIO REVIEW

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 6/30/00

                   6 Months     1 Year      5 Years    10 Years  Inception*
--------------------------------------------------------------------------------
Class H             -1.64%        19.19%     22.64%     15.84%     15.97%
Class I             -1.75           N/A        N/A        N/A        N/A
S&P 500 Index       -0.43          7.24      23.80      17.79      16.06
--------------------------------------------------------------------------------

* Inception: since commencement of issuance on May 4, 1987 for Class H shares and July 18, 1999 for Class I shares. Index performance is shown as of inception of oldest share class.

The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. In addition, for the fiscal year ended December 31, 1999 and the period from January 1, 2000 through February 29, 2000, the Portfolio's adviser voluntarily waived payment of certain fees for Class I shares. Without this waiver performance would have been lower. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

SEMIANNUAL REPORT

PORTFOLIO HIGHLIGHTS

The Portfolio seeks to achieve long-term capital appreciation by investing primarily in companies that we believe have dominant positions in their industries, have strong management and are financially sound. We look for firms that can produce sustained or increasing earnings growth of at least 10% annually in each of the next three years. To find these companies, we use a proprietary quantitative model that points us both toward and away from certain investments and gives us a shopping list of possible equities. We perform fundamental analysis on the most promising candidates.

In this, as in past periods, we've found our best investments in technology (40.5%) and consumer cyclical (24.4%) sectors,* which along with telecommunications provided us with key contributions to Portfolio performance. We continue our bias in favor of large-cap securities, weeding out small-cap issues when we find large-cap offerings with equal or better upside potential.

We invest in companies that fit our broad investment themes: that technological evolution will continue to have a profound impact on businesses and lives, and that strong brands and the ability to establish and maintain a global presence are critically important. Accordingly, the Portfolio's top holdings for this period reflect the importance of technology companies in today's business landscape.

We believe the Portfolio's holdings have the fundamental ability to create our expected earnings growth, but we're also concerned about a volatile market going forward. Our goal is to carefully analyze the fundamentals of the companies that interest us and move forward with an eye toward adjusting the Portfolio to take advantage of changing market conditions.

PORTFOLIO STATISTICS

PORTFOLIO CHARACTERISTICS*                                   6/30/00      12/31/99
-------------------------------------------------------------------------------------
Stocks                                                        96.4%        96.8%
Cash/Other assets in excess of liabilities                    3.6%          3.2%
No. of Securities                                             122           121
Net Assets ($mm)                                             $32.5         $38.8
-------------------------------------------------------------------------------------

TOP FIVE SECTORS*                 6/30/00                                     12/31/99
----------------------------------------------------------------------------------------
Technology                           40.5%    Technology                           40.1%
Consumer Cyclicals                   24.4     Consumer Cyclicals                   30.6
Financial Services                    7.0     Utilities                             9.2
Utilities                             5.4     Financial Services                    6.2
Capital Goods                         5.1     Healthcare                            3.9
----------------------------------------------------------------------------------------
Total                                82.4     Total                                90.0

* Weightings represent percentages of net assets as of June 30, 2000. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO               SEMIANNUAL REPORT

TOP 10 HOLDINGS*                     6/30/00                                   12/31/99
---------------------------------------------------------------------------------------
EMC                                    4.3%   Cisco Systems                      3.6%
Cisco Systems                          4.1    EMC                                3.4
JDS Uniphase                           4.0    JDS Uniphase                       2.7
Sun Microsystems                       2.6    Dell Computer                      2.5
Dell Computer                          2.4    Home Depot                         2.5
Viacom                                 2.4    Sun Microsystems                   2.5
Infinity Broadcasting                  2.2    AT&T                               2.4
Time Warner                            2.2    WorldCom                           2.2
Liberty One Media Group                2.1    Tiffany & Co.                      2.0
Network Appliance                      2.0    Time Warner                        2.0
---------------------------------------------------------------------------------------
Total                                 28.3    Total                             25.8

OUTLOOK
--------------------------------------------------------------------------------
Interest rate hikes in the U.S. may have finally cooled the economy as we now forecast growth (real gross domestic product) to slow to 3.5% for the year. With lower growth, inflation fears should also be eased, although another bump in gasoline prices or the tight labor market could accelerate inflation expectations again. The Federal Reserve Board may also not be finished raising the Fed Funds rate, which stood at 6.50% at the end of the period, but we believe any hike in the near term may end the upward trend for a while.

As the U.S. economy steers toward a soft landing, equity markets should continue on an uncertain path for the remainder of 2000. Upbeat news, however, including expected positive earnings and moderate economic growth, may bode well for the markets through the election season.

As always, we make refinements--not broad changes--to the Portfolio. In the future we anticipate a continued emphasis on our key market sectors, but believe it will be critically important to carefully select the most attractive companies in sectors with the best growth prospects. The current volatility in the market provides an opportunity to make adjustments to the Portfolio, to position it properly for the latter part of 2000 and beyond.


* Weightings represent percentages of net assets as of June 30, 2000. The Portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT


Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ Margo Alexander               /s/ Brian M. Storms

MARGO ALEXANDER                   BRIAN M. STORMS
Chairman and                      President and
Chief Executive Officer           Chief Operating Officer
Mitchell Hutchins                 Mitchell Hutchins
Asset Management Inc.             Asset Management Inc.

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS            JUNE 30, 2000(UNAUDITED)


NUMBER OF
SHARES                                                 VALUE
----------                                            ----------
COMMON STOCKS--96.38%

AIRLINES--0.88%
    3,200  Continental Airlines Inc.* ..............  $  150,400
    7,220  Southwest Airlines Co. ..................     136,729
                                                      ----------
                                                         287,129
                                                      ----------

ALCOHOL--0.48%
    2,100  Anheuser-Busch Companies, Inc. ..........     156,844
                                                      ----------

APPAREL, RETAIL--0.41%
    4,300  Gap, Inc. ...............................     134,375
                                                      ----------

APPAREL, TEXTILES--0.56%
    4,570  Nike Inc. ...............................     181,943
                                                      ----------

BANKS--1.02%
    3,405  Chase Manhattan Corp. ...................     156,843
    4,200  Firstar Corp. ...........................      88,462
    2,200  Wells Fargo & Co. .......................      85,250
                                                      ----------
                                                         330,555
                                                      ----------

BROADCASTING & PUBLISHING--2.24%
   19,975  Infinity Broadcasting Corp.* ............     727,839
                                                      ----------
CHEMICALS--0.81%
    5,000  Sealed Air Corp. * ......................     261,875
                                                      ----------

COMPUTER-BUSINESS SERVICES--0.65%
    3,270  CMG Information Services Inc.* ..........     149,807
    1,650  Priceline.com Inc.* .....................      62,674
                                                      ----------
                                                         212,481
                                                      ----------

COMPUTER HARDWARE--16.33%
    5,960  Apple Computer, Inc.* ...................     312,155
   20,920  Cisco Systems, Inc.* ....................   1,329,728
   15,550  Dell Computer Corp.* ....................     766,809
   18,200  EMC Corp.* ..............................   1,400,262
    8,130  Network Appliance, Inc.* ................     654,465
    9,230  Sun Microsystems Inc.* ..................     839,353
                                                      ----------
                                                       5,302,772
                                                      ----------

COMPUTER SOFTWARE--4.05%
    1,600  Adobe Systems, Inc. .....................     208,000
    6,630  BMC Software, Inc.* .....................     241,891
    5,750  Cadence Design Systems, Inc.* ...........     117,156
    5,000  Compuware Corp.* ........................      51,875
    2,750  IBM Corp. ...............................     301,297
    2,850  Intuit ..................................     117,919
    3,480  Microsoft Corp.* ........................     278,400
                                                      ----------
                                                       1,316,538
                                                      ----------

CONSUMER DURABLES--1.15%
    4,580  Avery Dennison Corp. ....................     307,433
    3,700  Masco Corp. .............................      66,831
                                                      ----------
                                                         374,264
                                                      ----------

DIVERSIFIED RETAIL--3.67%
    8,750  Costco Companies, Inc.* .................     288,750
    2,900  Federated Department Stores, Inc ........  .*  97,875

DIVERSIFIED RETAIL--(CONTINUED)
    4,730  Kohl's Corp.* ...........................  $  263,106
    2,820  Target Corp. ............................     163,560
    6,540  Wal-Mart Stores, Inc. ...................     376,868
                                                      ----------
                                                       1,190,159
                                                      ----------



DRUGS & MEDICINE--3.16%
    2,050  Aventis Corp. ...........................     148,753
    2,900  Cardinal Health, Inc. ...................     214,600
    5,040  Elan Corp. PLC, ADR* ....................     244,125
      900  Genentech, Inc. .........................     154,800
    5,200  Schering-Plough Corp. ...................     262,600
                                                      ----------
                                                       1,024,878
                                                      ----------

ELECTRIC UTILITIES--0.53%
    2,600  Calpine Corp. ...........................     170,950
                                                      ----------

ELECTRICAL EQUIPMENT--7.86%
    1,250  Corning, Inc. ...........................     337,344
    4,290  Jabil Circuit Inc.* .....................     212,891
    2,070  KLA-Tencor Corp. * ......................     121,224
    6,940  Level 3 Communications Inc.* ............     610,720
    1,725  Lucent Technologies, Inc. ...............     102,206
    4,680  Motorola, Inc. ..........................     136,013
    5,580  SCI Systems Inc.* .......................     218,666
    3,800  Tellabs, Inc.* ..........................     260,063
    7,540  Teradyne Inc.* ..........................     554,190
                                                      ----------
                                                       2,553,317
                                                      ----------

ENERGY RESERVES & PRODUCTION--0.73%
    3,024  Exxon Mobil Corp. .......................     237,384
                                                      ----------
ENTERTAINMENT--5.61%
    7,200  Carnival Corp. ..........................     140,400
    6,550  Fox Entertainment Group Inc.* ...........     198,956
   28,550  Liberty Media Group .....................     692,338
   11,595  Viacom Inc.*(1) .........................     790,634
                                                      ----------
                                                       1,822,328
                                                      ----------

ENVIRONMENTAL SERVICES--0.61%
   12,400  Republic Services Inc.* .................     198,400
                                                      ----------

FINANCIAL SERVICES--2.65%
    3,030  Citigroup Inc. ..........................     182,557
    4,430  Federal Home Loan Mortgage Corp. ........     179,415
    2,725  Federal National Mortgage
             Association ...........................     142,211
    3,480  General Electric Co. ....................     184,440
    6,340  MBNA Corp. ..............................     171,973
                                                      ----------
                                                         860,596
                                                      ----------

FOOD RETAIL--0.81%
    5,800  Safeway, Inc.* ..........................     261,725
                                                      ----------
FOREST PRODUCTS, PAPER--0.49%
    3,700  Weyerhaeuser Co. ........................     159,100
                                                      ----------

 NUMBER OF
  SHARES                                                VALUE
-----------                                         ------------
COMMON STOCKS--(CONCLUDED)
HOUSEHOLD PRODUCTS--0.28%
    1,850  Estee Lauder, Inc. ....................  $     91,459
                                                    ------------

INDUSTRIAL PARTS--1.17%
    3,500  ASM Lithography Holdings * ............       154,438
    5,630  Mettler-Toledo International Inc.,*
    ADR ..........................................       225,200
                                                    ------------
                                                         379,638
                                                    ------------

INDUSTRIAL SERVICES/SUPPLIES--1.67%
    3,000  Cendant Corp.* ........................        42,000
   10,540  Tyco International Ltd. ...............       499,332
                                                    ------------
                                                         541,332
                                                    ------------

INFORMATION & COMPUTER SERVICES--6.33%
    7,950  America Online Inc.* ..................       419,362
    1,800  Computer Sciences Corp.* ..............       134,438
      900  Media Metrix Inc.* ....................        22,894
    2,850  Omnicom Group Inc. ....................       253,828
   13,115  Paychex, Inc. .........................       550,830
    5,750  Valassis Communications Inc.* .........       219,219
    1,400  Williams Communications Group, Inc. ...        46,463
    7,165  Young & Rubicam Inc.* .................       409,748
                                                    ------------
                                                       2,056,782
                                                    ------------

LIFE INSURANCE--0.66%
    6,340  AXA Financial, Inc. ...................       215,560
                                                    ------------

LONG DISTANCE & PHONE COMPANIES--1.48%
    2,613  AT&T Corp.* ...........................        82,620
    1,970  France Telecom, ADR* ..................       280,725
    2,000  Sprint Corp.* .........................       119,000
                                                    ------------
                                                         482,345
                                                    ------------

MANUFACTURING-GENERAL--1.11%
    3,200  Ingersoll Rand Co. ....................       128,800
    3,925  United Technologies Corp. .............       231,084
                                                    ------------
                                                         359,884
                                                    ------------

MEDIA--4.85%
    3,200  AMFM Inc. .............................       220,800
    1,360  Cablevision Systems Corp.* ............        92,310
    9,250  Comcast Corp. .........................       374,625
    9,500  Time Warner, Inc. .....................       722,000
    7,600  USA Networks, Inc.* ...................       164,350
                                                    ------------
                                                       1,574,085
                                                    ------------

MEDICAL PRODUCTS--0.46%
    3,000  Guidant Corp.* ........................       148,500
                                                    ------------

OIL REFINING--0.81%
   10,670  Conoco, Inc. ..........................       262,082
                                                    ------------

OIL SERVICES--0.76%
    2,840  Halliburton Co. .......................       134,012
    1,500  Schlumberger Ltd. .....................       111,938
                                                    ------------
                                                         245,950
                                                    ------------

OTHER INSURANCE--0.40%
    2,350  Ambac Financial Group Inc. ............  $    128,809
                                                    ------------
PUBLISHING--1.22%
    3,600  New York Times Co. ....................       142,200
    5,325  News Corp. Ltd., ADR ..................       252,938
                                                    ------------
                                                         395,138
                                                    ------------
RESTAURANTS--0.33%
    3,275  McDonalds Corp. .......................       107,870
                                                    ------------

SECURITIES & ASSET MANAGEMENT--0.75%
    4,500  Charles Schwab Corp. ..................       151,313
    3,000  Franklin Resources, Inc. ..............        91,125
                                                    ------------
                                                         242,438
                                                    ------------

SEMICONDUCTOR--9.67%
    1,660  Altera Corp.* .........................       169,216
    3,200  Applied Materials, Inc.* ..............       290,000
    2,170  Broadcom Corp. ........................       475,095
    3,700  Fairchild Semiconductor
             International* ......................       149,850
    1,850  Intel Corp. ...........................       247,322
   10,880  JDS Uniphase Corp.* ...................     1,304,240
    3,260  Texas Instruments, Inc. ...............       223,921
    3,385  Xilinx Inc.* ..........................       279,474
                                                    ------------
                                                       3,139,118
                                                    ------------

SPECIALTY RETAIL--5.65%
    9,000  Autonation Inc.(1) ....................        63,562
    4,350  Bed, Bath & Beyond Inc.* ..............       157,687
    4,100  Circuit City Stores, Inc. .............       136,069
   11,430  Home Depot, Inc. ......................       570,786
    4,450  Lowe's Companies, Inc. ................       182,728
   17,000  Staples, Inc.* ........................       261,375
    6,850  Tiffany & Co. .........................       462,375
                                                    ------------
                                                       1,834,582
                                                    ------------

TELECOMMUNICATIONS--2.69%
    1,650  Covad Communications Group Inc.* ......        26,606
    4,450  Global Crossing Ltd.* .................       117,091
    1,800  Nokia Corp., ADR ......................        89,888
    2,150  NorthPoint Communications
             Group, Inc.* ........................        24,053
    1,100  Rhythms Netconnections Inc.* ..........        13,819
   13,100  Worldcom Inc. .........................       600,962
                                                    ------------
                                                         872,419
                                                    ------------

UTILITIES--0.63%
    3,000  Dynegy Inc. ...........................       204,938
                                                    ------------
WIRELESS TELECOMMUNICATIONS--0.76%
    4,600  AT&T Wireless .........................       128,225
    2,890  Vodatone Air Touch PLC ................       119,754
                                                    ------------
                                                         247,979
                                                    ------------
Total Common Stocks (cost--$15,715,058) ..........    31,296,360
                                                    ------------

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO


PRINCIPAL
 AMOUNT
  (000)                                                                      MATURITY DATE   INTEREST RATE    VALUE
---------                                                                    -------------   ------------- -----------
U.S. GOVERNMENT AGENCY OBLIGATION--0.35%
$     112   Federal Farm Credit Bank Discount Note (cost--$111,959) ..........  07/03/00       6.570@%     $   111,959
                                                                                                           -----------
Total Investments (cost--$15,827,017)--96.73% ................................                              31,408,319
Other assets in excess of liabilities--3.27% .................................                               1,062,532
                                                                                                           -----------
Net Assets--100.00% ..........................................................                             $32,470,851
                                                                                                           -----------
                                                                                                           -----------


------------------
*    Non-Income producing security.
(1)  Security or portion thereof was on loan at June 30, 2000.
ADR  American Depositary Receipt.
@    Interest rate shown is a discount rate at date of purchase.




                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES                  JUNE 30, 2000(UNAUDITED)


ASSETS
Investments, at value (cost--$15,827,017) ........................................................  $ 31,408,319
Investment of cash collateral received for securities loaned, at value (cost--$754,000) ..........       754,000
Cash .............................................................................................           313
Receivable for investment sold ...................................................................     1,254,192
Dividends and interest receivable ................................................................        16,368
Other assets .....................................................................................         1,590
                                                                                                     -----------
Total assets .....................................................................................    33,434,782
                                                                                                     -----------

LIABILITIES
Collateral for securities loaned .................................................................       754,000
Payable for investments purchased ................................................................       118,835
Payable to affiliates ............................................................................        20,331
Accrued expenses and other liabilities ...........................................................        70,765
                                                                                                     -----------
Total liabilities ................................................................................       963,931
                                                                                                     -----------

NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount authorized) .....................    13,213,103
Accumulated undistributed net investment loss ....................................................      (112,800)
Accumulated net realized gains from investment transactions ......................................     3,789,246
Net unrealized appreciation of investments .......................................................    15,581,302
                                                                                                     -----------
Net assets .......................................................................................  $ 32,470,851
                                                                                                     ===========
CLASS H:
Net assets .......................................................................................  $ 30,143,855
                                                                                                     -----------
Shares outstanding ...............................................................................     1,632,203
                                                                                                     -----------
Net asset value, offering price and redemption value per share ...................................        $18.47
                                                                                                     ===========

CLASS I:
Net assets .......................................................................................   $ 2,326,996
                                                                                                     -----------
Shares outstanding ...............................................................................       126,112
                                                                                                     -----------
Net asset value, offering price and redemption value per share ...................................        $18.45
                                                                                                     ===========


                 See accompanying notes to financial statements
8

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

STATEMENT OF OPERATIONS

                                                                  FOR THE SIX MONTHS
                                                                         ENDED
                                                                    JUNE 30, 2000
                                                                     (UNAUDITED)
                                                                    -------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $119) ............   $    55,940
Interest ........................................................        20,760
                                                                    ------------
                                                                         76,700
                                                                    ------------

EXPENSES:
Investment advisory and administration ..........................       129,384
Reports and notices to shareholders .............................        19,899
Legal and audit .................................................        17,516
Custody and accounting ..........................................        11,395
Trustees' fees ..................................................         3,750
Distribution fees--Class I ......................................         2,816
Transfer agency fees and related service expenses ...............         1,500
Other expenses ..................................................         4,323
                                                                    ------------
                                                                        190,583
Less: Fee waivers and reimbursements from investment adviser ....        (1,083)
                                                                    ------------
Net expenses ....................................................       189,500
                                                                    ------------
Net investment loss .............................................      (112,800)
                                                                    ------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investments .............................     3,806,786
Net change in unrealized appreciation/depreciation of
investments .....................................................    (4,311,599)
                                                                    ------------

NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT TRANSACTIONS .      (504,813)
                                                                    ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $  (617,613)
                                                                    ============

              See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO




STATEMENT OF CHANGES IN NET ASSETS

                                                                                 FOR THE
                                                                             SIX MONTHS ENDED   FOR THE  YEAR
                                                                              JUNE 30, 2000         ENDED
                                                                               (UNAUDITED)    DECEMBER 31, 1999
                                                                             ---------------- -----------------
FROM OPERATIONS:
Net investment loss .......................................................   $   (112,800)   $   (211,776)
Net realized gains from investments .......................................      3,806,786       8,344,140
Net change in unrealized appreciation/depreciation of investments .........     (4,311,599)      2,623,209
                                                                              ------------    ------------
Net increase (decrease) in net assets resulting from operations ...........       (617,613)     10,755,573
                                                                              ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains from investments--Class H ..............................     (7,668,759)           (698)
Net realized gains from investments--Class I ..............................       (481,039)            (24)
                                                                              ------------    ------------
Total distributions to shareholders .......................................     (8,149,798)           (722)
                                                                              ------------    ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ......................................      2,427,401       6,639,848
Cost of shares repurchased ................................................     (8,141,223)    (19,983,254)
Proceeds from dividends reinvested ........................................      8,149,798       4,561,141
                                                                              ------------    ------------
Net increase (decrease) in net assets from beneficial interest transactions      2,435,976      (8,782,265)
                                                                              ------------    ------------
Net increase (decrease) in net assets .....................................     (6,331,435)      1,972,586

NET ASSETS:
Beginning of period .......................................................     38,802,286      36,829,700
                                                                              ------------    ------------
End of period .............................................................   $ 32,470,851    $ 38,802,286
                                                                              ============    ============




                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Mitchell Hutchins Series Trust--Growth Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.
   Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect of its distribution plan. Class H has no distribution plan.
   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
   VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group") and investment adviser and administrator of the Portfolio. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.
   REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)


   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.
   Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.
   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER AND ADMINISTRATOR

   The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued at an annual rate of 0.75% of the Portfolio's average daily net assets.
   At June 30, 2000, the Portfolio owed Mitchell Hutchins $19,838 in investment advisory and administration fees. Mitchell Hutchins waived $106 of its investment advisory and administration fees in connection with the investment of cash collateral from security lending in the Mitchell Hutchins Private Money Market Fund LLC.
   For the six months ended June 30, 2000, the Portfolio paid $1,080 in brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolio.
   On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

DISTRIBUTION PLAN

   Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Mitchell Hutchins a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of Class I shares. The Portfolio pays the entire distribution fee to the insurance companies. For the period January 1, 2000 to February 29, 2000, Mitchell Hutchins voluntarily agreed to waive $977 of distribution fees on Class I shares. At June 30, 2000, the Portfolio owed Mitchell Hutchins $470 in distribution fees.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)


SECURITIES LENDING

   The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended June 30, 2000, PaineWebber earned $354 in compensation as the Portfolio's lending agent and the Portfolio earned compensation of $1,028 net of fees, rebates and expenses. At June 30, 2000, the Portfolio owed PaineWebber $23 for security lending fees. PaineWebber also has been approved as a borrower under the Portfolio's securities lending program.
   At June 30, 2000, the Portfolio's custodian held debt securities having an aggregate value of $754,000 as collateral for portfolio securities loaned having a market value of $738,375 which was invested in the following money market funds:

 NUMBER OF
  SHARES
-----------
 175,215   AIM Liquid Assets Portfolio ...............................................   $175,215
 558,477   Mitchell Hutchins Private Money Market Fund LLC ...........................    558,477
  20,308   AIM Prime Portfolio .......................................................     20,308
                                                                                         --------
           Total investments of cash collateral for securities loaned (cost--$754,000)   $754,000
                                                                                         --------
                                                                                         --------

BANK LINE OF CREDIT
    The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2000, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES
   For federal income tax purposes, the cost of securities owned at June 30, 2000 was substantially the same as the cost of securities for financial statement purposes.
   At June 30, 2000, the components of net unrealized appreciation of investments were as follows:

           Gross appreciation (investments having an excess of value over cost) .......  $16,560,434
           Gross depreciation (investments having an excess of cost over value) .......     (979,132)
                                                                                         ------------
           Net unrealized appreciation of investments .................................  $15,581,302
                                                                                         ------------
                                                                                         ------------

   For the six months ended June 30, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $4,054,708 and $9,808,494 respectively.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)


FEDERAL TAX STATUS
     The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

BENEFICIAL INTEREST
     There was an unlimited amount of $0.001 per value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                        CLASS H                                CLASS I
                               ---------------------------------------------------  ---------------------------------------------
                                                                                                                FOR THE PERIOD
                                                                                                                JULY 18, 1999
                                     FOR THE SIX                  FOR THE YEAR           FOR THE SIX               THROUGH
                                     MONTHS ENDED                     ENDED              MONTHS ENDED            DECEMBER 31,
                                    JUNE 30, 2000              DECEMBER 31, 1999        JUNE 30, 2000                1999
                               ---------------------------------------------------  ---------------------------------------------
                                 SHARES        AMOUNT        SHARES       AMOUNT     SHARES      AMOUNT       SHARES      AMOUNT
                               ---------  ------------   -----------  ------------  -------   ----------   ----------  ----------
Shares sold ...................  91,343   $  1,897,677      221,139   $  4,236,774   26,590   $  529,724    119,16     $2,403,074
Shares redeemed ...............(364,399)    (7,589,571)  (1,006,817)   (19,574,390) (23,708)    (551,652)  (20,593)      (408,864)
Dividends reinvested .......... 393,068      7,668,759      255,666      4,561,141   24,657      481,039      --             --
                               ---------  ------------   -----------  ------------  -------   ----------   ----------  ----------
Net increase (decrease)
  in shares outstanding ....... 120,012   $  1,976,865     (530,012)  $(10,776,475)  27,539   $  459,111    98,573     $1,994,210
                               =========  ============   ===========  ============  =======   ==========   ==========  ==========

+   Commencement of issuance of shares.

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO


FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                     CLASS H
                                 ---------------------------------------------------------------------------------
                                  FOR THE SIX
                                  MONTHS ENDED                    FOR THE YEARS ENDED DECEMBER 31,
                                 JUNE 30, 2000   -----------------------------------------------------------------
                                  (UNAUDITED)      1999           1998           1997          1996       1995
                                 -------------   ---------       -------       -------         -----    ----------
Net asset value,
  beginning of period ...........  $  24.09      $   18.03       $ 15.63       $ 17.48         17.57    $    14.56
                                   --------      ---------       -------       -------         -----    ----------
Net investment income (loss) ....     (0.06)         (0.14)        (0.07)         0.03         (0.06)         0.04
Net realized and unrealized gains
   (losses) from investments ....     (0.04)          6.20          4.79          2.69          3.29          4.68
                                   --------      ---------       -------       -------         -----    ----------
Net increase from
  investment operations .........     (0.10)          6.06          4.72          2.72          3.23          4.72
                                   --------      ---------       -------       -------         -----    ----------
Dividends from net
  investment income .............        --             --            --         (0.03)           --         (0.08)
Distributions from net realized
  gains from investments ........     (5.52)         (0.00)++      (2.32)        (4.54)        (3.32)        (1.63)
                                   --------      ---------       -------       -------         -----    ----------
Total dividends and
  other distributions ...........     (5.52)         (0.00)        (2.32)        (4.57)        (3.32)        (1.71)
                                   --------      ---------       -------       -------         -----    ----------
Net asset value,
  end of period .................  $  18.47     $    24.09       $ 18.03         15.63         17.48    $    17.57
                                   ========      =========       =======       =======         =====    ==========
Total investment return(1) ......     (1.64)%        33.61%        30.59%        15.41%        18.70%        32.50%
                                   ========      =========       =======       =======         =====    ==========
Ratios/Supplemental Data:

Net assets, end of
  period (000'S) ................  $ 30,144     $   36,428       $36,830    $   30,586    $   36,357    $   42,784
Expenses to average net
  assets, net of waivers ........      1.08%*         1.11%         1.05%         1.05%         1.14%         1.02%
Net investment income (loss)
  to average net assets, net
  of waivers ....................     (0.64)%        (0.58)        (0.37)         0.12%        (0.29)         0.23%
Portfolio turnover rate .........        12%            23%           50%           89%           53%           41%

                                               CLASS I
                                   --------------------------------
                                    FOR THE SIX    FOR THE PERIOD
                                    MONTHS ENDED   JULY 18, 1999
                                   JUNE 30, 2000      THROUGH
                                    (UNAUDITED)   DECEMBER 31, 1999
                                    ---------         --------
Net asset value,
  beginning of period ...........   $   24.09         $  20.59
                                    ---------         --------
Net investment income (loss) ....       (0.08)           (0.03)
Net realized and unrealized gains
   (losses) from investments ....       (0.04)            3.53
                                    ---------         --------
Net increase from
  investment operations .........       (0.12)            3.50
                                    ---------         --------
Dividends from net
  investment income .............          --               --
Distributions from net realized
  gains from investments ........       (5.52)           (0.00)++
                                    ---------         --------
Total dividends and
  other distributions ...........       (5.52)           (0.00)
                                    ---------         --------
Net asset value,
  end of period .................    $  18.45          $  24.09
                                    =========         =========
Total investment return(1) ......       (1.75)%           17.00
                                    =========         =========
Ratios/Supplemental Data:

Net assets, end of
  period (000'S) ................    $  2,327          $ 2,375
Expenses to average net
  assets, net of waivers ........        1.28%*(2)        1.14%*(2)
Net investment income (loss)
  to average net assets, net
  of waivers ....................       (0.84)%*(3)      (0.58)%*(3)
Portfolio turnover rate .........          12%              23%

*    Annualized.
+    Commencement of issuance of shares.
++ The Portfolio paid a distribution of less than $0.005 for the period ending December 31, 1999.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges: results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.
(2) For the six months ended June 30, 2000 the ratio excluding the waiver would have been 1.37%. For the period July 6, 1999 through December 31, 1999 the ratio excluding the waiver would have been 1.39%.
(3) For the six months ended June 30, 2000 the ratio excluding the waiver would have been (0.93)%. For the period July 18, 1999 through December 31, 1999 the ratio excluding the waiver would have been (0.83)%.

SEMIANNUAL REPORT

MITCHELL

HUTCHINS SERIES

TRUST





GROWTH

PORTFOLIO





June 30, 2000


                            (C)2000 PaineWebber Incorporated
                                  All rights reserved.
                                Member SIPC JUNE 30, 2000